EXHIBIT 10.2
                            FIRST AMENDMENT
                       TO EMPLOYMENT AGREEMENT

     This First Amendment to Employment Agreement (the "Amendment"), effective as of May 8, 2000, is by and between Phoenix Fuel Co., Inc., an Arizona corporation (the "Company"), and Gary R. Dalke (the "Executive").

                               RECITALS

     A.  Pursuant to that certain Employment Agreement (the
         "Agreement"), dated as of May 7, 1997, the Company retained the Executive as an executive of the Company, for the consideration and on the terms set forth in the Agreement. Capitalized terms used herein that are not defined shall have the meaning given to such terms in the Agreement.

     B. The Company and the Executive now desire to amend the Agreement to provide that the entire Stay-on Bonus shall be payable in cash and the final installment of $180,000 shall be payable on May 10, 2000.

     NOW THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each of the Company and the Executive, intending to be legally bound, hereby agree as follows:

                              AGREEMENT

     1. Notwithstanding any provision of the Agreement to the contrary, the Stay-on Bonus shall be paid entirely in cash and the final installment of $180,000.00 shall be paid by the Company to the Executive on May 10, 2000.

     2. This Amendment may be executed in one or more counterparts, each of which will be deemed an original but all of which taken together will constitute one and the same instrument.

     3. Except as expressly modified by this Amendment, all other terms and conditions of the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

     COMPANY:

     Phoenix Fuel Co., Inc.

     By: /s/ MARK B. COX
        ________________________
     Name:  Mark B. Cox
     Title: Vice President

     EXECUTIVE:

     /s/ GARY R. DALKE
     ___________________________
          Gary R. Dalke